TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042             HV-5244 – PremierSolutions Standard (Series II)

333-72042             HV-7969 – State of Iowa Retirement Investors Club 403(b)

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Supplement dated October 16, 2019 to your Prospectus

FUND MERGER

BLACKROCK LIFEPATH® DYNAMIC RETIREMENT FUND – INSTITUTIONAL SHARES

The Board of Trustees of BlackRock Funds III (the “Trust”) has approved an Agreement and Plan of Reorganization (the “Agreement and Plan”) with respect to the reorganization (the “Reorganization”) of the BlackRock LifePath® Dynamic 2020 Fund (the “Merging Fund”) into the BlackRock LifePath® Dynamic Retirement Fund, a corresponding mutual fund (the “Acquiring Fund”). As a result of the Reorganization, the Merging Fund will transfer substantially all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Merging Fund and shares of such Acquiring Fund.

The Agreement and Plan provides that shareholders of the Merging Fund will receive shares (including fractional shares, if any) of the class of shares in the Acquiring Fund with the same aggregate net asset value as the shares of the Merging Fund immediately prior to the Reorganization. Following the Reorganization, the Merging Fund will be terminated, dissolved, and liquidated as a series of the Trust. Shareholders of the Merging Fund were mailed a Combined Prospectus/Information Statement containing important information about the Acquiring Fund. Shareholder approval of the Reorganization is not required.  The Reorganization is expected to occur on or about November 15, 2019 (“Closing Date”).

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount was merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the Closing Date, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.

Participants who are automatically transferred to the Acquiring Fund Sub-Account as a result of the Reorganization will be permitted to make one special transfer out of the Acquiring Fund Sub-Account to other available Sub-Accounts until 60 days after the date of the Reorganization.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Effective as of the Closing Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

Effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.